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                                                                Exhibit No. 10.1

                                THIRD AMENDMENT
                                ---------------

     THIRD AMENDMENT (this "Amendment"), dated as of November 16, 1998, among VIDEO UPDATE, INC., a Delaware corporation (the "Borrower"), the lending institutions party to the Credit Agreement referred to below (the "Banks") and BANQUE PARIBAS, as Agent (in such capacity, the "Agent"). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of March 6, 1998 (as amended, modified or supplemented to the date hereof, the "Credit Agreement"); and

     WHEREAS, subject to and on the terms and conditions set forth in this Amendment, the parties hereto wish to amend the Credit Agreement as herein provided;

     NOW, THEREFORE, it is agreed:

I.  Amendments to Credit Agreement.
    ------------------------------

          1. Section 9.01 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (x) of said Section, (ii) redesignating clause (xi) of said Section as clause (xii) and (iii) inserting the following new clause (xi) immediately after clause (x) of said Section:

              "(xi) Liens arising pursuant to the Permitted Sale-Leaseback Transaction, so long as such Liens do not attach to any assets of the Borrower or any of its Subsidiaries other than those which are the subject of the Permitted Sale-Leaseback Transaction; and".

          2. Section 9.02 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (x) of said Section, (ii) deleting the period at the end of clause (xi) of said Section and inserting the text "; and" in lieu thereof and (iii) inserting the following new clause (xii) at the end of the Section:

              "(xii) the Borrower and its Subsidiaries may effect the Permitted Sale-Leaseback Transaction in accordance with the definition thereof.".

          3. Section 9.05 of the Credit Agreement is amended by (i) deleting the word "and" appearing at the end of clause (v) of said Section, (ii) deleting the period appearing at the end of clause (vi) of said Section and inserting the text "; and" in lieu thereof and (iii) inserting the following new clause (vii) at the end of said Section:

              "(vii) Indebtedness of the Borrower evidenced by Capitalized Lease Obligations arising from the Permitted Sale-Leaseback Transaction, so long as (x) the Liens arising as a result thereof are permitted pursuant to
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          Section 9.01(xi) and (y) the aggregate outstanding amount
          of such Indebtedness does not exceed $5,000,000.".

     4. Section 11 of the Credit Agreement is amended by inserting the following definition in appropriate alphabetical order in said Section:

                 "Permitted Sale-Leaseback Transaction" shall mean the sale by Borrower and/or any of its Subsidiaries of certain equipment and other property to a third party financial institution which is then leased back to the Borrower or any of its Subsidiaries by such financial institution, provided that (i) the proceeds of the sale shall be
                       --------
          entirely cash and in an amount at least equal to 95% of the net book value of, and 70% of the aggregate amount expended by the Borrower and its Subsidiaries in acquiring, such equipment and other property, (ii) the aggregate amount of all proceeds received by the Borrower and its Subsidiaries from the sale of such equipment and other property shall not exceed $5,000,000 and (iii) the documentation governing such sale-lease-back arrangement shall be in form and substance satisfactory to the Agent and the Required Banks.

     5. Notwithstanding anything to the contrary contained in Section 4.02(A)(g) of the Credit Agreement, the Net Sale Proceeds of assets sold by the Borrower and its Subsidiaries pursuant to the Permitted Sale Leaseback Transaction shall not be required to be applied as provided in Section 4.02(B) of the Credit Agreement, so long as 100% of such Net Sale Proceeds are utilized by the Borrower for purposes previously disclosed to the Agent and the Banks.

II.  Miscellaneous.
     -------------

          1. In order to induce the Banks to enter into this Amendment, the Borrower hereby (i) makes each of the representations, warranties and agreements contained in Section 7 of the Credit Agreement and (ii) represents and warrants that there exists no Default or Event of Default, in each case on the Third Amendment Effective Date (as defined below), both before and after giving effect to this Amendment.

          2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

          4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          5. This Amendment shall become effective on the date (the "Third Amendment Effective Date") when the Borrower and the Banks constituting the Required Banks shall have signed a copy hereof (whether the same or different copies) and shall have delivered

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(including by way of facsimile transmission) the same to White & Case LLP, 1155
Avenue of the Americas, New York, NY 10036 Attention: David Kizner (facsimile number 212-354-8113).

          6. From and after the Third Amendment Effective Date, all references to the Credit Amendment in the Credit Agreement and the other Credit Documents shall be deemed to be references to the Credit Agreement as modified hereby.

                                  *    *    *

          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                 VIDEO UPDATE, INC.


                                 By:      /s/ Daniel A. Potter
                                    --------------------------------------
                                    Name:  Daniel A. Potter
                                    Title: Chairman and CEO


                                 BANQUE PARIBAS,
                                   Individually and as Agent


                                 By:      /s/ Donald J. Ercole
                                    -------------------------------------
                                    Name:  Donald J. Ercole
                                    Title: Managing Director



                                 By:      /s/ Walter Bellingham
                                    --------------------------------------
                                    Name:  Walter Bellingham
                                    Title: Vice President


                                 CAROLINA FIRST BANK


                                 By:      /s/ Charles D. Chamberlain
                                    --------------------------------------
                                    Name:  Charles D. Chamberlain
                                    Title: Executive Vice President

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                                 FIRST SOURCE FINANCIAL LLP
                                    By: First Source Financial, Inc., Its
                                    Agent/Manager


                                 By:      /s/ James W. Wilson
                                    --------------------------------------
                                    Name:  James W. Wilson
                                    Title: Senior Vice President


                                 MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.


                                 By:      /s/ John M. Johnson
                                    --------------------------------------
                                    Name:  John M. Johnson
                                    Title: Authorized Signatory


                                 PPM AMERICA, INC. as agent, on behalf of
                                    Jackson National Life Insurance Company


                                 By:      /s/ Michael DiRe
                                    --------------------------------------
                                    Name:  Michael DiRe
                                    Title: Managing Director


                                 THE BANK OF NOVA SCOTIA


                                 By:      /s/ F.C.H. Ashby
                                    --------------------------------------
                                    Name:  F.C.H. Ashby
                                    Title: Senior Manager Loan Operations

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                                 ML CLO XIX STERLING (CAYMEN) LTD.
                                    By: Sterling Asset Manager, as its
                                    Investment Advisor


                                 By:      /s/ Louis A. Pistecchia
                                    --------------------------------------
                                    Name:  Louis A. Pistecchia
                                    Title: Executive Vice President


                                 KZH STERLING LLC


                                 By:      /s/ Virginia Conway
                                    --------------------------------------
                                    Name:  Virginia Conway
                                    Title: Authorized Agent

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